UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 31, 2016

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 31, 2016, Cindy Smith, who had served as Senior Vice President of Global Regulatory Affairs and Product Development at AMVAC Chemical Corporation (the principal operating subsidiary of American Vanguard Corporation (“Registrant”)), resigned from her position to pursue other interests. Ms. Smith was a named executive officer in Registrant’s 2016 proxy.

The information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, is being furnished under Item 5.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: September 7, 2016	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary